EXHIBIT 23(f)


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         We consent to the use of our report included in Life Bancorp, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1996 incorporated by reference in Amendment No. 1 to the Registration Statement on Form S-4 of BB&T Corporation (Registration No. 333-44183) and to the reference to our firm under the heading "Experts" in the Proxy Statement/Prospectus.



                                      /s/ Edmondson, LedBetter & Ballard, L.L.P.


Norfolk, Virginia
February 18, 1998